UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

File No. 000-28238

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Name of Registrant As Specified in its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

i

4)	Proposed maximum aggregate value of transaction:

N/A

5)	Total fee paid: $______________

☐	Fee paid previously with preliminary materials: N/A

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

N/A

2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

N/A

4)	Date Filed:

N/A

ii

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

January __, 2006

Dear Stockholder:

You are cordially invited to attend the Special Meeting in lieu of our 2005 Annual Meeting of Stockholders of Guardian Technologies International, Inc. on February __, 2006, beginning at 10.00 a.m. local time, at 516 Herndon Parkway, Suite A, Herndon, Virginia 20170. We look forward to greeting those of you who are able to attend.

Please vote on all the matters listed in the enclosed Notice of Special Meeting of Stockholders. Your board of directors recommends a vote FOR the proposals listed as items 1 through 4 in the Notice as described in the enclosed proxy statement.

Whether or not you plan to attend in person, it is important that your shares be represented and voted at the Special Meeting. If you choose to vote by traditional proxy or instruction card, please sign, date and mail the card in the envelope enclosed.

We have established December __, 2005, as the record date for the Special Meeting. Accordingly, all stockholders of record on December __, 2005, may vote at, and are invited to attend, the Special Meeting. No ticket is required for admission. As a result of heightened security, however, to gain admission to the Special Meeting, you will be required to present photo identification. Packages and bags will be inspected and may have to be checked, among other measures that may be employed to enhance the security of those attending the Special Meeting. Please plan accordingly.

Sincerely,
Michael W. Trudnak
Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT TO US. PLEASE
PROMPTLY SUBMIT YOUR PROXY BY MAIL.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

516 Herndon Parkway
Suite A
Herndon, Virginia 20170

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
IN LIEU OF 2005 ANNUAL MEETING
To be held on February __, 2006

The Special Meeting in lieu of our 2005 Annual Meeting (Special Meeting) of Stockholders of Guardian Technologies International, Inc. (Guardian) will be held:

Date:	February __, 2006
Place:	516 Herndon Parkway
Suite A
Herndon, Virginia 20170
Time:	10.00 a.m. local time

for the following purposes:

1.	To elect two directors for a term of three years and until their successors are duly elected and qualified;
2.	To ratify the appointment of the firm of Goodman & Company as independent registered public accountants of Guardian for 2005;
3.
Approval of an amendment to the Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors, and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director;

4.	Approval of an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock, $.001 par value per share, from 200,000,000 shares to 500,000,000 shares; and
5.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

This proxy statement and the enclosed form of proxy are being mailed to stockholders beginning on or about January __, 2006.

Guardian Technologies International, Inc.

Michael W. Trudnak
Secretary

TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	5
What is a proxy?	5
Why did you send me this proxy statement?	5
How many votes do I have?	5
What proposals will be addressed at the Special Meeting?	5
Why would the Special Meeting be postponed?	6
How do I vote in person?	6
What is the difference between a stockholder of record and a “street name” holder?	6
How do I vote by proxy?	6
May I revoke my proxy?	7
Where are Guardian’s principal executive offices?	7
How many votes can be cast by all stockholders?	8
What vote is required to approve each proposal?	8
Are there any dissenters' rights of appraisal?	9
Who bears the cost of soliciting proxies?	9
How can I obtain additional information regarding Guardian?	9
INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP	10
Which stockholders own at least 5% of Guardian?	10
How much stock is owned by directors and executive officers?	10
Do any of the officers or directors have an interest in the matters to be acted upon?	12
Did directors, executive officers and greater-than-10% stockholders comply with Section 16(a) beneficial ownership reporting requirements in 2004?	12
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	12
Directors and Executive Officers	12
The Board of Directors	16
Committees of the Board of Directors	16
Report of the Audit Committee	17
Audit Committee	18
Compensation Committee	19
Nominating Committee	19
CORPORATE GOVERNANCE	20
Board and Committee Governing Documents	20
Nomination Process for Director Candidates	20
Stockholder Recommendations of Candidates	22
Audit Committee Financial Expert	22
Audit Committee Pre-Approval Policy with Regard to Independent Auditor and Audit and Other Services	23
Code of Ethics for the Chief Executive Officer and Other Executive Officers	23
Communication with Directors	23
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	24
Equity Compensation Plan Information	25
Director Compensation	26
Employment Contracts and Termination of Employment and Change-in-Control Arrangements	27
Consulting Agreement with Mr. Dishaw and Change-in-Control Arrangement	29
Amended and Restated 2003 Stock Incentive Plan	30
Compensation Committee Interlocks and Insider Participation	33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	33

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	37
Change of Accountants	38
DISCUSSIONS OF PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS	39
PROPOSAL 1. ELECTION OF TWO DIRECTORS FOR A TERM OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED	39
PROPOSAL 2. RATIFY THE APPOINTMENT OF GOODMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2005	40
PROPOSAL 3. APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE MAXIMUM NUMBER OF DIRECTORS THAT MAY BE ELECTED TO THE BOARD OF DIRECTORS TO NINE DIRECTORS AND TO PROVIDE THAT ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS II DIRECTOR AND ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS III DIRECTOR	40
PROPOSAL 4. APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, FROM 200,000,000 SHARES TO 500,000,000 SHARES	42
PROPOSAL 5. OTHER PROPOSED ACTION	45
STOCKHOLDER PROPOSALS AND SUBMISSIONS	45
INCORPORATION OF INFORMATION BY REFERENCE	46
ATTACHMENT: PROXY CARD

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

Proxy Statement
Dated January __, 2006
Special Meeting of Stockholders in Lieu of 2005 Annual Meeting

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

Why did you send me this proxy statement?

        We sent you this proxy statement and the enclosed proxy card because the board of directors of Guardian Technologies International, Inc., a Delaware corporation (Guardian), is soliciting your vote at our Special Meeting of Stockholders in lieu of our 2005 Annual Meeting (Special Meeting). This proxy statement summarizes the information you need to vote in an informed manner on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead you may simply complete, date, sign and return the enclosed proxy card.

How many votes do I have?

        We will be sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about January __, 2006 to all stockholders. Stockholders who owned Guardian common stock at the close of business on December __, 2005 (Record Date) are entitled to one vote for each share of common stock they held on that date on all matters properly brought before the Special Meeting.

        On the Record Date, _____________ shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote. There were no other classes of stock issued and outstanding on the Record Date.

What proposals will be addressed at the Special Meeting?

We will address the following proposals at the Special Meeting:

1.	Election of two directors for a term of three years, and until their successors are duly elected and qualified.

2.	Ratification of the appointment of the firm Goodman & Company as independent registered public accountants of Guardian for 2005.

3.
Approval of an amendment to the Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors, and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director.

4.	Approval of an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock, $.001 par value per share, from 200,000,000 shares to 500,000,000 shares.

5.	Transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

Why would the Special Meeting be postponed?

The Special Meeting will be postponed if a quorum is not present on February __, 2006. If shares representing more than 50% of the votes entitled to be cast at the Special Meeting are present in person or represented by proxy, a quorum will be present and business can be transacted. If a quorum is not present, the Special Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

How do I vote in person?

If you plan to attend the Special Meeting on February __, 2006, or at a later date if it is postponed, at 516 Herndon Parkway, Suite A, Herndon, Virginia 20170 and vote in person, we will give you a ballot when you arrive. However, if your shares are held in “street name,” you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Signature Stock Transfer, Inc., our stock transfer agent, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”

How do I vote by proxy?

If you hold your shares of record, whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

"For" the election of two directors for a term of three years and until their successors are duly elected and qualified.

“For” the ratification of the appointment of the firm Goodman & Company as independent registered public accountants of Guardian for 2005.

“For” the approval of an amendment to the Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors, and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director.

“For” the approval of an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock, $.001 par value per share, from 200,000,000 shares to 500,000,000 shares.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to printing, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

A vote to “abstain” on any matter other than the election of directors or ratification of the independent accountants will have the effect of a vote “against.”

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

May I revoke my proxy?

        If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify Guardian in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices, before the Special Meeting, that you are revoking your proxy.

•	You may vote in person at the Special Meeting.

Where are Guardian’s principal executive offices?

Our principal executive offices are located at 516 Herndon Parkway, Suite A, Herndon, Virginia 20170. Our telephone number is (703) 464-5495.

How many votes can be cast by all stockholders?

The total number of votes that may be cast by all stockholders is _______________. Our common stock will vote as a single class on all matters scheduled to be voted on at the Special Meeting. There is no cumulative voting.

What vote is required to approve each proposal?

Proposal 1: Election of Two Directors.

A plurality of votes cast is required to elect the two director nominees for a term of three years. A nominee who receives a “plurality” means he has received more votes than any other nominee for the same director’s seat. There are two nominees for the two Class II seats. In the event no other nominations are received, management’s nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominees, or you indicate “withhold authority to vote” for the nominees on your proxy card, your vote will not count either “for” or “against” the nominees.

Proposal 2: Ratification of Independent Registered Public Accountants.

The affirmative vote of a majority of the votes cast is required for ratification of the engagement of our independent registered public accountants, Goodman & Company. Therefore, any shares that are not voted, including shares represented by a proxy who is marked “abstain,” will not count either “for” or “against” Proposal 2.

Proposal 3: Approval of an amendment to the Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors, and to designate one of such directors a Class II director and one of such directors a Class III director.

The affirmative vote of the holders of 80% of the shares of common stock outstanding on the Record Date is required for approval of an amendment to the Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director. Accordingly, any shares of common stock that are not voted, including shares represented by a proxy which is marked “abstain,” will count “against” Proposal 3.

Upon approval by the required stockholder vote, the amendment will become effective upon the filing of Articles of Amendment to the Certificate of Incorporation with the Department of State of the State of Delaware, which filing is anticipated to occur shortly after the Special Meeting.

Proposal 4: Approval of an amendment to the Certificate of Incorporation increasing Guardian’s authorized shares of common stock.

The affirmative vote of a majority of the shares common stock outstanding on the Record Date is required for approval of an amendment of the Certificate of Incorporation increasing the authorized number of shares of common stock, $.001 par value per share, from 200,000,000 shares to 500,000,000 shares. Accordingly, since the affirmative vote of a majority of the shares of common stock outstanding on the Record Date is required, any shares of common stock that are not voted, including shares represented by a proxy which is marked "abstain," will count "against" Proposal 4.

Upon approval by the required stockholder vote, the amendment will become effective upon the filing of Articles of Amendment to the Certificate of Incorporation with the Department of State of the State of Delaware, which filing is anticipated to occur shortly after the Special Meeting. If Proposals 3 and 4 are approved by stockholders by the required vote, Guardian may file Articles of Amendment covering both matters.

Are there any dissenters’ rights of appraisal?

The Board of Directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or By-laws of Guardian provide a right of a stockholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

Guardian will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

How can I obtain additional information regarding Guardian?

  An annual report for 2004 and Form 10-QSB/A for the quarter ended September 30, 2005, precedes or accompanies this proxy statement. Also, we would be pleased to furnish you with a copy of our Annual Report on Form 10-KSB (and amendments thereto) for the year ended December 31, 2004 and our Quarterly Report on Form 10-QSB (and amendments thereto) for the quarter ended September 30, 2005, free of charge. A copy of either of such documents may be obtained by calling us at (703) 464-5495 or sending us an email at info@guardiantechintl.com. Guardian is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (Exchange Act), which requires that Guardian file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Guardian, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Guardian’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549; and at the SEC’s regional office at: 3 World Financial Center, Room 4300, New York, NY 10281. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.

INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP

Which stockholders own at least 5% of Guardian?

Our common stock constitutes the only voting securities of Guardian. The following table shows, as of the Record Date, and to the best of our knowledge, all persons we know to be “beneficial owners” of more than 5% of our common stock. On the Record Date, there were ______________ shares of common stock issued and outstanding.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned(1)	% of Common Stock Beneficially Owned

Robert A. Dishaw	5,367,000(2)	_____%

Michael W. Trudnak	5,311,000(3)	_____%

Tobin Family Trust (4)	2,538,761(4)	_____%

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as hereinafter noted, are c/o Guardian Technologies International, Inc., 516 Herndon Parkway, Herndon, Virginia 20170.

(2)
Includes 10,000 shares underlying options to purchase shares of common stock which are currently exercisable. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 5,357,000 votes on all matters submitted to stockholders or _____% of the total votes that may be cast at the Special Meeting.

(3)
Includes 460,000 shares underlying options to purchase shares of common stock which are currently exercisable. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,851,000 votes on all matters submitted to stockholders or _____% of the total votes that may be cast at the Special Meeting.

(4)
Mr. Morrie Tobin and his wife Gale Tobin are the trustees of the Tobin Family Trust and have shared voting and dispositive power with regard to such shares. The address for the trust is 40 Bassano Road, Toronto, Ontario, Canada. The number of shares owned by the trust and the foregoing information is based solely upon information contained in an amended Schedule 13G filed by Mr. and Mrs. Tobin and the trust with the SEC on January 10, 2005.

How much stock is owned by directors and executive officers?

The following table sets forth certain information with respect to the beneficial ownership of our common stock owned as of the Record Date, by: (i) beneficial owners of more than 5% of our common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group:

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned (1)	% of Common Stock Beneficially Owned
Michael W. Trudnak	5,311,000(2)	_____%
William J. Donovan	1,010,000(3)	_____%
Robert A. Dishaw	5,367,000(4)	_____%
Sean W. Kennedy	43,000 (5)	*
M. Riley Repko	21,500 (6)	*
Charles T. Nash	20,500 (7)	*
Mark A. Zorko	12,500 (8)	*
Darrell H. Hill	1,010,000(9)	____%
Steven V. Lancaster	1,010,000(10)	____%
Tobin Family Trust	2,538,761(11)	____%
All executive officers and directors as a group (8 people)	13,805,500(12)	____%

* Represents less than 1%.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as noted, are c/o Guardian Technologies International, Inc., 516 Herndon Parkway, Herndon, Virginia 20170.

(2)
Includes 460,000 shares underlying options to purchase shares of common stock which are currently exercisable. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,851,000 votes on all matters submitted to stockholders or ____% of the total votes that may be cast at the Special Meeting.

(3)	Represents shares underlying options to purchase shares of common stock which are currently exercisable.
(4)
Includes 10,000 shares underlying options to purchase shares of common stock which are currently exercisable. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 5,357,000 votes on all matters submitted to stockholders or ____% of the total votes that may be cast at the Special Meeting.

(5)
Includes 25,500 shares underlying options to purchase shares of common stock which are currently exercisable. Includes 10,000 shares of common stock owned by Mr. Kennedy’s wife with respect to which Mr. Kennedy disclaims beneficial ownership.

(6)	Represents shares underlying options to purchase shares of common stock which are currently exercisable.
(7)	Includes 18,500 shares underlying options to purchase shares of common stock which are currently exercisable.
(8)	Represents shares underlying options to purchase shares of common stock which are currently exercisable.

(9)	Includes 670,000 shares underlying options to purchase shares of common stock which are currently exercisable.
(10)	Includes 660,000 shares underlying options to purchase shares of common stock which are currently exercisable.
(11)
Mr. Morrie Tobin and his wife Gale Tobin are the trustees of the Tobin Family Trust and have shared voting and dispositive power with regard to such shares. The address for the trust is 40 Bassano Road, Toronto, Ontario, Canada. The number of shares owned by the trust and the foregoing information is based solely upon information contained in an amended Schedule 13G filed by Mr. and Mrs. Tobin and the trust with the SEC on January 10, 2005.

(12)
Includes shares underlying options to purchase an aggregate of 10,000, 460,000, 1,010,000, 670,000, and 660,000 shares of common stock which are currently exercisable have been granted to Messrs. Dishaw, Trudnak, Donovan, Hill and Lancaster, respectively.

Do any of the officers or directors have an interest in the matters to be acted upon?

Sean W. Kennedy and Mark A. Zorko have been nominated for election as Class II directors and, therefore, have an interest in the outcome of Proposal 1.

Except as set forth above, to the best of Guardian’s knowledge, no director or officer has an interest, direct or indirect, in any of the other matters to be acted upon.

Did directors, executive officers and greater-than-10% stockholders comply with Section 16(a) beneficial ownership reporting requirements in 2004?

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Guardian with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

Based upon information provided to Guardian from Reporting Persons, during the year ended December 31, 2004, M. Riley Repko failed to file a Form 3 and a Form 5 with respect to the year ended December 31, 2003. Other than the foregoing, Guardian is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of Guardian are:

Name	Age	Title
Michael W. Trudnak	52	Chairman of the Board, Chief Executive Officer, Secretary, and Treasurer
William J. Donovan	53	President, Chief Operating Officer, and Chief Financial Officer

Robert A. Dishaw	58	Director
Sean W. Kennedy	54	Director
M. Riley Repko	47	Director
Charles T. Nash	55	Director
Mark A. Zorko	53	Director
Darrell H. Hill	51	Vice President, Healthcare Services
Steven V. Lancaster	50	Vice President, Business Development

Effective November 21, 2005, the board of directors adopted a resolution increasing the size of the board from five to seven members and elected Mr. Mark Zorko to fill one of those vacant seats. Under Guardian’s Certificate of Incorporation, the board of directors is divided into three classes and, if the board consists of seven directors, the first class shall consist of three directors to hold office for a term of one year from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter, the second class shall consist of two directors to hold office for a term of two years from the date of the ratification of his election by stockholders at the next meeting of stockholders held to consider such matter, and the third class shall consist of two directors to hold office for a term of three years from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter. At each succeeding annual meeting of stockholders, the successors to the class of directors whose terms shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Messrs. Nash and Repko have been designated by the board as Class I directors, Mr. Kennedy and Mr. Zorko have been designated as Class II directors, and Messrs. Trudnak and Dishaw have been designated as Class III directors. By increasing the board to seven members and appointing Mr. Zorko a Class II director, the board has created a vacancy for a Class I director which the board expects to fill in due course and upon the identification of a suitable candidate.

Biographical information with respect to the present executive officers and directors of Guardian are set forth below. There are no family relationships between any present executive officers or directors.

Michael W. Trudnak, Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and Director. Mr. Trudnak was appointed Chairman of the Board, Secretary, and Chief Executive Officer and became a Class III director in June 2003. From March 2003 and until the present, Trudnak has been Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and a director of RJL. From October 2002 to March 2003, Mr. Trudnak was a consultant to certain telecommunications services companies. From April 2002 to October 2002, Mr. Trudnak was Chief Operating Officer and subsequently President, Chief Executive Officer and a director of Advanced Data Centers, Inc., a privately held telecommunications services company. From July 2001 to March 2002, Mr. Trudnak served as Vice President of Mid-Atlantic Sales for Equant N.V, a leading provider of global IP and data services to multinational companies. Prior to Equant's acquisition of Global One, Inc., in July 2001, Mr. Trudnak served as an Executive Director for South East Region Sales for Global One from June 1998 to July 2001, and from January 1996 to June 1998, served as Managing Director of Global One's sales and operations in France and Germany. From November 1989 through December 1995, Mr. Trudnak served as director of facilities engineering and then Senior Group Manager for Sprint International, a global telecommunications services provider. Mr. Trudnak has over twenty-five years of diversified executive management, sales, business operations, technical and administrative experience in the telecommunications industry. Mr. Trudnak served in the Marine Corps from April 1972 through January 1976.

William J. Donovan, President, Chief Operating Officer and Chief Financial Officer. Mr. Donovan has been Chief Financial Officer of Guardian since August 18, 2003, and President and Chief Operating Officer since November 21, 2005. From January 2003 until August 2003, Mr. Donovan was an independent consultant to an affiliate of American Express Small Business Services. From September 1999 through December 2002, Mr. Donovan was CFO of Streampipe.com, Inc., a privately held streaming communications media company. From October 1996 to August 1999, Mr. Donovan was Chief Operating and Financial Officer for TDI, Inc., a privately held international wireless telecommunications services company. >From October 1986 to August 1999, Mr. Donovan was the Chief Operating and Financial Officer for TDI, Inc., a privately held international wireless telecommunications services company. From October 1986 to October 1996, Mr. Donovan was Chief Financial Officer, Secretary, Treasurer and a Director at Riparius Corporation, a privately held holding company with operating subsidiaries in the areas of real estate development, property management, general contracting, government contracting, and telecommunications engineering. From October 1980 to October 1986, Mr. Donovan was the Controller for McCormick Properties, Inc., a publicly held commercial real estate subsidiary of McCormick & Company. >From July 1973 to October 1980, Mr. Donovan was the Controller for AMF Head Sports Wear, Inc., a privately held international sporting goods manufacturer and a subsidiary of AMF, Inc., a publicly held company. Mr. Donovan received a Bachelor of Arts in History in 1973, from the University of Maryland, an MBA from the Sellinger School of Business, Loyola College, Baltimore, Maryland in 1982, and a Certificate in Accounting from the University of Maryland in 1978. Mr. Donovan has been a Certified Public Accountant since 1982. He is also a Certified Business Valuation & Transfer Agent, Business Brokers Network, 2002. He has been on the Advisory Board for Nogika Corporation, a privately held software company, since 2001.

Robert A. Dishaw, Director. Mr. Dishaw became a Class III director in June 2003. From November 21, 2005, until the present, Mr. Dishaw has been a consultant to Guardian. From June 2003 until his resignation on November 21, 2005, Mr. Dishaw served as President and Chief Operating Officer. From October 2002 and until November 21, 2005, Mr. Dishaw was President and a director of RJL. From December 2000 to April 2002, Mr. Dishaw was the Executive Vice President and General Manager of Diagnos, Inc., a publicly held Canadian company, which developed and marketed certain knowledge extraction software technology. From June 1999 to November 2000, Mr. Dishaw was a management consultant to certain public and private companies in the U.S. and Canada, providing capital raising, operational, sales and marketing services to such companies. From April 1997 to January 1999, Mr. Dishaw was President of HDB Communications, Inc., a private corporation that provided installation services for Canadian digital satellite providers. Mr. Dishaw served for more than seven years in the U.S. Air Force and for ten years in the U.S. Diplomatic Service serving as a Second Secretary for Administration/Political reporting at U.S. Embassies in Brazil, Guyana, Zaire, Burma and Czechoslovakia.

Sean W. Kennedy, Director. Mr. Kennedy became a Class II director in July 2003. From January 2001 to the present, Mr. Kennedy has been President and Chief Executive Officer of BND Group, Inc., a privately held software development company. From October 1999 to December 2000, Mr. Kennedy was divisional Vice President of Votenet Solutions, a Web development and consultant for trade associations, political parties and related organizations. From April 1994 to October 1999, Mr. Kennedy was President and CEO of Raintree Communications Corporation, a privately held telecommunications services company, focused on providing technology tools for legislative lobbying to Trade Associations and Fortune 500 companies. From June 1989 to April 1994, Mr. Kennedy was President and CEO of Electronic Funds Transfer Association, a trade association for the electronic payments systems industry. Mr. Kennedy is a graduate of Mount Saint Mary’s College in Emmitsburg, Maryland.

M. Riley Repko. Mr. Repko became a Class I director in October 2003. From June 2001 through April 2003, Mr. Repko served as Vice President - Sales & Business Development for TRW Systems, Inc., Global IT Division. From December 1998 through June 2001, Mr. Repko served as Managing Director, Asia-Pacific Channels for Siebel Systems, Inc. Since June 1994, Mr. Repko has been a principal of The Repko Group, a business consulting firm. From June to November 2003, Mr. Repko was Chairman of the Board of Directors of IQBiometrix, a publicly held facial composite technology company. Mr. Repko's academic credentials include attending the Senior Military School at the National Defense University; an MS from the U.S. Air Force's Air War College; an M.B.A. (summa cum laude) from St. Mary's University, Texas in Operations Management; a B.S. in Electrical Engineering from the Air Force Institute of Technology, Ohio; and a B.S. in Physics/Math (cum laude) from St. Bonaventure University, New York.

Charles T. Nash, Director. Mr. Nash became a Class I director of Guardian in June 2004. Mr. Nash has approximately 23 years of military experience plus six years of leadership experience in emerging technology in the private sector. Since October 2000, Mr. Nash has been President of Emerging Technologies International, Inc. (“ETII”), a privately held consulting company. ETII works to get the high level technologies developed by small commercial companies inserted quickly, efficiently and inexpensively into applications/tools for immediate military use. The company also works with government laboratories and acquisition agencies to facilitate speedy and effective “lab to fleet” technology interchanges and discussions. From April 1998 to October 2000, Mr. Nash was vice president of Emerging Technology Group of Santa Barbara Applied Research, Inc., a privately held defense consulting and emerging technology marketing company. Prior to that, Mr. Nash served in various strategic military leadership positions, including: head of Strike/Anti-Surface Unit Warfare and Air to Air/Strike Support section on the staff of the Chief of Naval Operations, overseeing budget planning of approximately $18 billion; executive assistant to the Deputy Commander in Chief, U.S. Naval Forces Europe; and executive and commanding officer, Strike Fighter Squadron 137. Mr. Nash retired from the U.S. Navy in 1998 with the rank of Captain U.S.N. Mr. Nash is a frequent guest military and aviation analyst for Fox News Channel, WABC Talk Radio and several regional radio stations. Mr. Nash earned a BS Aeronautics degree in 1973 from the Parks College of Aeronautical Technology, Saint Louis University, Cahokia, Illinois.

Mark A. Zorko, Director. Mr. Zorko became a Class II director on November 21, 2005. Since 2000, Mr. Zorko has been a CFO Partner at Tatum CFO Partners, LLP, a professional services firm where he has held financial leadership positions with public and private client companies. From 1996 to 1999, Mr. Zorko was Chief Financial Officer and Chief Information Officer for Network Services Co., a privately held distribution company. Mr. Zorko’s prior experience includes Vice President, Chief Financial Officer and Secretary of Comptronix Corporation, a publicly held electronic systems manufacturing company, corporate controller for Zenith Data Systems Corporation, a privately held computer manufacturing and retail electronics company, and finance manager positions with Honeywell, Inc. Mr. Zorko was a senior staff consultant with Arthur Andersen & Co. Mr. Zorko served in the Marine Corps. from 1970 to 1973. Mr. Zorko is a board advisor to Medspeed, Inc., a privately held medical transportation logistics company. Mr. Zorko earned a BS degree in Accounting from Ohio State University, an MBA from the University of Minnesota, and completed the FEI’s Chief Financial Officer program at Harvard University. Mr. Zorko is a certified public accountant and a member of the National Association of Corporate Directors.

Darrell H. Hill, Vice President, Guardian Health Care Systems. Mr. Hill has been a Vice President of Guardian (and prior to that of RJL) since May 2003.  From December 2000 to January 2002 Mr. Hill served as Director of Network Services for Global One Telecommunications, an international telecommunications company.  From October 1998 until December 2000, Mr. Hill was Head of Program Management for the United States, Canada and Latin America for Global One. From 1993 until October 1998, Mr. Hill was Sr. Group Manager of Partnership Marketing for Sprint International in Reston, Virginia.  From 1979 to 1993, Mr. Hill held various positions within Sprint International, including management positions within Marketing, Systems Development, Customer Service, Order Fulfillment and Billing. Mr. Hill has developed a wide breadth of experience as a business executive responsible for large project management, operations support and IT development in his 23 years in the telecommunications industry.

Steven V. Lancaster, Vice President, Business Development. Mr. Lancaster has been a Vice President of Guardian (and prior to that of RJL) since May 2003.  From February 2001 to December 2002 Mr. Lancaster served as Assistant Vice President Global Large Account Sales for Global One Telecommunications, an international telecommunications company.  From November 1997 until February 2001 Mr. Lancaster was Executive Director Multinational Sales Management for the US, Asia, Europe and Latin America regions or Global One. From 1990 until November 1997 Mr. Lancaster was Group Manager, Global Account Management for Sprint International in Reston, VA.  From 1981 to 1990, Mr. Lancaster held various Engineering, Marketing and Sales positions with GTE, British Telecom and Sprint International. Mr. Lancaster has developed a wide breadth of experience as a business executive responsible for international business development, marketing, large account sales and management in his 22 years in the telecommunications industry.

Each officer of Guardian is appointed by the board of directors and holds his office at the pleasure and direction of the board of directors or until his earlier resignation, removal or death.

There are no material proceedings to which any director, officer or affiliate of Guardian, any owner of record or beneficially of more than five percent of any class of voting securities of Guardian, or any associate of any such director, officer, affiliate of Guardian or security holder is a party adverse to Guardian or any of its subsidiaries or has a material interest adverse to Guardian or any of its subsidiaries.

The Board of Directors

The Board oversees the business affairs of Guardian and monitors the performance of management. During the fiscal year ended December 31, 2004, the Board held four meetings and handled certain business through unanimous written consents of its board in accordance with its by-laws and applicable Delaware law. Members of the board of directors attended all of such meetings. Guardian has a policy of requesting all directors to attend annual meetings of stockholders. All of Guardian’s directors attended our 2004 Annual Meeting of Stockholders on November 23, 2004.

Committees of the Board of Directors

Prior to a reverse acquisition on June 26, 2003, pursuant to the terms of an Amended and Restated Agreement and Plan of Reorganization, dated effective June 12, 2003, by and among Guardian, RJL Marketing Services Inc., a privately held Delaware corporation (RJL), and all of the shareholders of RJL, whereby Guardian acquired all of the outstanding capital stock of RJL (Reverse Acquisition) in exchange for the issuance of shares of common stock and shares of preferred stock of Guardian to the stockholders of RJL, Guardian had an audit committee and a compensation committee. Following the Reverse Acquisition, the new board of directors did not create an audit committee, nominating committee and compensation committee until September 14, 2004. Accordingly, for the period following the Reverse Acquisition in fiscal 2003 and until September 14, 2004, the entire board of directors performed the functions of an audit committee, nominating committee, and compensation committee.

The audit committee functions which were performed by the entire board prior to September 14, 2004, and thereafter by the Audit Committee, included the engagement of and approval of services provided by Guardian’s independent accountants as well as the review of (i) the professional services provided by, independence and qualifications of Guardian’s independent auditors; (ii) material changes in accounting polices and financial reporting practices and material developments in financial reporting standards in consultation with the independent auditors and management; (iii) the plan and scope of annual external audit as recommended by the independent auditors; (iv) the adequacy of Guardian’s internal accounting controls and the results of material internal audits in consultations with the independent auditors and any internal auditor; (v) Guardian’s financial statements and the results of each external audit in consultation with management and the independent auditors; (vi) the auditing and accounting principles and practices to be used in the preparation of Guardian’s financial statements in consultation with Guardian’s independent auditors and Guardian’s principal financial and accounting officer; (vii) the financial structure, condition and strategy of Guardian, including making recommendations with respect thereto and approving such matters that are consistent with general financial policies and direction from time to time determined by the board of directors; and (viii) the compliance by Guardian with legal and regulatory requirements, including Guardian’s disclosure controls and procedures.

On September 14, 2004, the board of directors created an Audit Committee, a Compensation Committee, and a Nominating Committee. Copies of the charters for such committees were attached as Appendix A, Appendix B, and Appendix C, respectively, to our Proxy Statement, dated October 26, 2004, for our 2004 Annual Meeting.

Report of the Audit Committee

The following paragraphs constitute information that shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. This information shall also not be deemed to be incorporated by reference into any filings by Guardian with the SEC, notwithstanding the incorporation of this Proxy Statement into any filings.

        With regard to the fiscal year ended December 31, 2004, the Audit Committee performed the following functions:

•	reviewed audit services and selection of Guardian's independent registered public accountants;

•	reviewed and discussed the audited financial statements with management;

•
discussed with Guardian's independent registered public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); SAS 61 requires independent registered public accountants to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;

•
received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent registered public accountants their independence; and

•
based on the review and discussions above, the Audit Committee recommended to the board of directors that Guardian’s audited financial statements be included in Guardian’s Form 10-KSB for the year ended December 31, 2004.

By the entire Audit Committee

Sean W. Kennedy
Charles T. Nash
Mark A. Zorko (Appointed Effective December 9, 2005)

Audit Committee

The current Audit Committee was formed in September 2004. It consists of Sean W. Kennedy, Charles T. Nash, and Mark A. Zorko, each of whom are qualified to serve on the Audit Committee under rules of the American Stock Exchange. Mr. Zorko joined the Audit Committee on December 9, 2005, following his election to the board of directors. Mr. Kennedy was appointed chairman on September 14, 2004, and Mr. Zorko replaced Mr. Kennedy as Chairman following his appointment to the Audit Committee. The Audit Committee held four meetings during fiscal 2004.  Members of the Audit Committee attended all of such meetings. The board of directors has determined that each member of the Audit Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.

The board of directors has adopted a written charter for the Audit Committee which provides that the Audit Committee's primary functions are to (a) oversee the integrity of Guardian’s financial statements and Guardian’s compliance with legal and regulatory reporting requirements, (b) appoint a firm of certified public accountants whose duty it is to audit Guardian’s financial records for the fiscal year for which it is appointed, (c) evaluate the qualifications and independence of the independent auditors, (d) oversee the performance of Guardian’s internal audit function and independent auditors, and (e) determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Guardian’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles in the United States. Management is responsible for preparing Guardian’s financial statements, and the independent auditors are responsible for auditing those financial statements.

Compensation Committee

The current Compensation Committee was formed in September 2004 and consists of Sean W. Kennedy, M. Riley Repko, and Charles T. Nash. Mr. Kennedy was appointed chairman on September 14, 2004. The board of directors has adopted a written charter for the Compensation Committee. The Compensation Committee held three meetings during fiscal 2004. Members of the Compensation Committee attended all of such meetings.

The Compensation Committee's primary functions are to:

•	evaluate the performance of the CEO and determine the CEO’s total compensation and individual elements thereof;
•
determine the compensation level of the CEO and President and review and approve corporate goals and objectives relevant to senior executive compensation (including that of the CEO), evaluate senior management's performance in light of those goals and objectives, and determine and approve senior management's compensation level based on their evaluation;

•	evaluate the performance of other executive officers and determine their total compensation and individual elements thereof;
•	make all grants of restricted stock or other equity based compensation to executive officers;
•	administer Guardian's compensation plans and programs;
•	recommend to the board for approval equity based plans and incentive compensation plans;
•	review management development and succession programs; and
•	review appropriate structure and amount of compensation for board members.

The board of directors has determined that all members of the Compensation Committee currently are independent within the meaning set forth in Section 121A of the American Stock Exchange Company Guide.

Nominating Committee

The current Nominating Committee was formed in September 2004. The Nominating Committee consists of three members, Messrs. Kennedy, Repko and Nash. Mr. Nash was appointed chairman on September 14, 2004. The board has adopted a written charter for the Nominating Committee. The Nominating Committee held three meetings during fiscal 2004. Members of the Nominating Committee attended all of such meetings.

The Nominating Committee's primary functions are to:

•	consider, recommend and recruit candidates to serve on the board and to recommend the director nominees selected by the Committee for approval by the board and the stockholders of Guardian;
•	recommend to the board when new members should be added to the board;
•	recommend to the board the director nominees for the next annual meeting;
•	when vacancies occur or otherwise at the direction of board, actively seek individuals whom the Committee determines meet the criteria and standards for recommendation to the board;
•
consider recommendations of director nominees by stockholders and establish procedures for shareholders to submit recommendations to the Committee in accordance with applicable SEC rules and applicable listing standards;

•
report, on a periodic basis, to the board regarding compliance with the Committee’s Charter, the activities of the Committee and any issues with respect to the duties and responsibilities of the Committee;

•	establish a process for interviewing and considering a director candidate for nomination to the board;
•	recommend to the board guidelines and criteria as to the desired qualifications of potential board members;
•	provide comments and suggestions to the board concerning board committee structure, committee operations, committee member qualifications, and committee member appointment;
•	review and update the Committee’s charter at least annually, or more frequently as may be necessary or appropriate; and
•
perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the board of directors including, but not limited to, preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the SEC or as required by the rules and regulations of the American Stock Exchange or any other exchange or over-the-counter market on which the securities of Guardian may then be listed or quoted.

      The board of directors has determined that all members of the Nominating Committee currently are independent within the meaning set forth in Section 121A of the American Stock Exchange Company Guide.

CORPORATE GOVERNANCE

Board and Committee Governing Documents

The board of directors has adopted charters for its Audit Committee, Compensation Committee, and Nominating Committee which you may review on our corporate website at www.guardiantechintl.com. In addition, these documents are available in print to any stockholder who requests a copy from Guardian. Guardian has determined that the “independence” of a director shall be determined in accordance with the director independence requirements set forth in the American Stock Exchange Company Guide, Section 121A.

Nomination Process for Director Candidates

The Nominating Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the board for nomination.

The Committee regularly reviews the composition of the board and whether the addition of directors with particular experiences, skills, or characteristics would make the board more effective. When a need arises to fill a vacancy or it is determined that a director possessing particular experience, skills, or characteristics would make the board more effective, the Committee initiates a search. As a part of the search process, the Committee may consult with other directors and members of senior management, and may hire a search firm to assist in identifying and evaluating potential candidates. To date, the Committee has not retained any such consultant but may do so in the future.

The Committee may at its discretion retain an outside director candidate search consultant. Such a consultant will seek out candidates who have the experiences, skills, and characteristics that the Committee has determined are necessary to serve as a member of Guardian’s board. Such a consultant will research the background of all candidates, conduct extensive interviews with candidates and their references, and then presents the most qualified candidates to the Committee and Guardian's management.

When considering a candidate, the Committee reviews the candidate's integrity, commitment, business judgment, financial literacy, expertise in finance and accounting, experience, skills, industry knowledge, diversity, and other criteria and characteristics. The Committee also considers whether a potential candidate will otherwise qualify for membership on the board, and whether the potential candidate would likely satisfy the independence requirements established by the board and any exchange or other market on which Guardian’s stock is then listed or traded.

Candidates are selected on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity, ability to make independent, analytical inquiries, and their experience with and understanding of the business environment. With respect to the minimum experiences, skills, or characteristics necessary to serve on the board, the Committee will only consider candidates who:

a.	have the experience, skills, and characteristics necessary to gain a basic understanding of the:

(i)	principal operational and financial objectives and plans of Guardian;

(ii)	results of operations and financial condition of Guardian and of any significant subsidiaries or business segments; and

(iii)	relative standing of Guardian and its business segments in relation to its competitors;

b.	have a perspective that will enhance the board's strategic discussions; and

c.	are capable of and committed to devoting adequate time to board duties, and are available to attend Guardian’s regularly-scheduled board and committee meetings.

All potential candidates are interviewed by the CEO, the Chairman of the Board, and the Chair of the Committee, and may be interviewed by other directors and members of senior management as desired and as schedules permit. The Committee then meets to consider and approve the final candidates, and either makes its recommendation to the board to fill a vacancy, add an additional member or recommend a slate of candidates to the board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

Sean W. Kennedy was appointed to the Board in July 2003 as a Class II director. Mr. Kennedy was elected to the board by stockholders at Guardian’s Special Meeting of Stockholders on February 13, 2004, and is being nominated for election for a term of three years at the Special Meeting. Mr. Zorko was elected to the board of directors on November 21, 2005, following the board’s adoption of resolutions increasing the size of the board from five to seven members. Mr. Zorko was recommended to Guardian by Michael W. Trudnak, Chief Executive Officer of Guardian. Mr. Zorko’s election to the board was approved by the Nominating Committee and recommended to the board of directors.

Each of Michael W. Trudnak and Robert A. Dishaw are beneficial owners of more than five percent of the outstanding shares of Guardian. Any participation by them in the nomination process was considered to be in their capacities as directors of Guardian, and not as recommendations from security holders that beneficially own more than five percent of the outstanding shares of Guardian.

Stockholder Recommendations of Candidates

Stockholders may recommend candidates by writing to the Secretary of Guardian Technologies International, Inc., 516 Herndon Parkway, Herndon, Virginia 20170. The recommendation must include the following information:

a.	The candidate's name and business address;

b.
A resume describing the candidate's qualifications, and which clearly indicates that he or she has the minimum experiences, skills, and qualifications that the Committee has determined are necessary to serve as a director;

c
A statement as to whether or not, during the past ten years, the candidate has been convicted in a criminal proceeding (excluding traffic violations) and, if so, the dates, the nature of the conviction, the name or other disposition of the case, and whether the individual has been involved in any other legal proceeding during the past five years;

d.	A statement from the candidate that he or she consents to serve on the board if elected; and

e.
A statement from the person submitting the candidate that he or she is the registered holder of shares, or if the shareholder is not the registered holder, a written statement from the "record holder" of the shares (usually a broker or bank) verifying that at the time the shareholder submitted the candidate that he or she was a beneficial owner of shares.

All candidates nominated by a stockholder pursuant to the requirements above will be submitted to the Committee for its review, which may include an analysis of the candidate from Guardian’s management.

Audit Committee Financial Expert

The board of directors has determined that Mr. Mark A. Zorko, who was elected to the board on November 21, 2005, and became Chairman of the Audit Committee on December 9, 2005, is an "audit committee financial expert" as that term is defined in applicable rules adopted by the SEC.

Audit Committee Pre-Approval Policy with Regard to Independent Auditor and Audit and Other Services

To ensure the independence of Guardian’s independent auditor and to comply with applicable securities laws, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by Guardian’s independent registered public accountants. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audits, audit-related, and non-audit services to be performed by Guardian’s independent accountants (the "Policy"). The board fulfilled such responsibilities during the period following the Reverse Acquisition and until the formation of the new Audit Committee in September 2004, and the Audit Committee has fulfilled such responsibilities since its formation.

The Policy provides that Guardian’s independent accountant may not perform any audit, audit-related, or non-audit service for Guardian, subject to those exceptions that may be permitted by applicable law, unless (1) the service has been pre-approved by the Audit Committee, or (2) Guardian engaged the independent registered public accountant to perform the service pursuant to the pre-approval provisions of the Policy. In addition, the Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by Guardian’s independent accountant by applicable securities laws. The Policy also provides that the Chief Financial Officer will periodically update the Audit Committee as to services provided by the independent auditor. With respect to each such service, the independent registered public accountant provides detailed back-up documentation to the board and the Chief Financial Officer.

Pursuant to its Policy, the Audit Committee has pre-approved certain categories of services to be performed by the independent registered public accountant and a maximum amount of fees for each category. The Board annually re-assesses these service categories and the associated fees. Individual projects within the approved service categories have been pre-approved only to the extent that the fees for each individual project do not exceed a specified dollar limit, which amount is re-assessed annually. Projects within a pre-approved service category with fees in excess of the specified fee limit for individual projects may not proceed without the specific prior approval of the Audit Committee. In addition, no project within a pre-approved service category will be considered to have been pre-approved by the Board if the project causes the maximum amount of fees for the service category to be exceeded, and the project may only proceed with the prior approval of the Audit Committee to increase the aggregate amount of fees for the service category.

Code of Ethics for the Chief Executive Officer and Other Executive Officers

Guardian has adopted a Code of Ethics for its Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and any person performing similar functions. A copy of the Code of Ethics is available on our website at www.guardiantechintl.com, click on Corporate Governance, and then click on “Code of Ethics for CEO/Senior Financial Officers.”

Communications with Directors

The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about Guardian directly to either the full board of directors, the Chairman of our Audit Committee, or any other non-employee director by mailing their communications to Guardian at the following address: Guardian Technologies International, Inc., 516 Herndon Parkway, Herndon, Virginia 20170, Attention: Corporate Secretary (Board Matters). The Secretary promptly will forward all stockholder communications and other communications from interested parties unopened as directed by the stockholder. All concerns regarding audit or accounting matters will be forwarded to the Audit Committee. All reported concerns will simultaneously be reviewed and addressed by Guardian’s Chief Executive Officer or his designee (unless he is alleged to be involved in the matter at issue). The status of all outstanding concerns will be reported to the board or Audit Committee (as applicable) on a quarterly basis.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

        The following table sets forth the aggregate cash compensation paid for services rendered during fiscal years 2002, 2003, and 2004 by each person serving as our President and Chief Executive Officer during the 2004 fiscal year and our other most highly compensated executive officers serving as such at the end of the year ended December 31, 2004 whose compensation was in excess of $100,000 (Named Executive Officers). The information below is provided with regard to Messrs. Trudnak, Donovan, Hill, and Lancaster, and Mr. Dishaw, who resigned as President and Chief Operating Officer on November 21, 2005, and Mr. J. Andrew Moorer, who resigned as President, CEO and a director effective upon the closing of the Reverse Acquisition.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (7)	Securities Underlying Options (#)	All Other Compensation ($)
J. Andrew Moorer (1) President & CEO	2004 2003 2002	- 72,600 75,000	- - -	- - -	- - -	- 33,814 45,000

Michael W. Trudnak (2) Chief Executive Officer	2004 2003	275,000 275,000	- -	6,000 6,000	60,000 400,000	- -

Robert A. Dishaw (3) President & COO	2004 2003 2002	275,000 275,000 70,865	- - -	6,000 6,000 1,546	210,000 - -	- - -

William J. Donovan (4) Chief Financial Officer	2004 2003	150,000 57,560	- -	- -	610,000 200,000	- -

Darrell E. Hill (5) Vice President	2004 2003	125,000 76,923	- -	- -	610,000 200,000	- -

Steven V. Lancaster (6) Vice President	2004 2003	125,000 76,923	- -	- -	610,000 200,000	- -

(1)
Mr. Moorer compensation reflects cash compensation paid towards his base salary, as well as, other compensation which reflects stock grants in lieu of salary and bonuses.  Mr. Moorer accepted a reduction in his base salary in exchange for stock grants.

(2)	Mr. Trudnak became the Chief Executive Officer of RJL on January 1, 2003. Mr. Trudnak earned $44,352.60 of salary during 2004, which is accrued and unpaid as of December 31, 2004.

(3)
Mr. Dishaw, the founder of RJL Marketing Services Inc. earned $44,352.60 of salary during 2004, which is accrued and unpaid as of December 31, 2004. Mr. Dishaw resigned as President and Chief Operating Officer effective November 21, 2005.

(4)	Mr. Donovan became an executive officer on August 18, 2003, and was appointed President and Chief Operating Officer effective November 21, 2005.
(5)	Mr. Hill became an executive officer on May 19, 2003.
(6)	Mr. Lancaster became an executive officer on May 19, 2003.
(7)	Represents automobile allowance payments.

OPTION GRANTS IN THE 2004 FISCAL YEAR

	Individual Grants				Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (1)(2) (#)	% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5%	10%
Michael W. Trudnak	60,000	1.9%	$0.91	February 13, 2014	$150,150	$159,600
Robert A. Dishaw	210,000	6.8%	0.43	February 13, 2014	$625,800	$659,400
William J. Donovan	610,000	19.6%	0.52	February 13, 2014	$1,762,900	$1,860,500
Darrell E. Hill	610,000	19.6%	0.52	February 13, 2014	$1,762,900	$1,860,500
Steven V. Lancaster	610,000	19.6%	0.52	February 13, 2014	$1,762,900	$1,860,500

(1)
Includes 10,000 qualified options granted to Messrs. Donovan, Hill and Lancaster and 10,000 non-qualified options granted to Messrs. Trudnak and Dishaw.  These options vested immediately and are exercisable for ten years.

(2)
Non-qualified, ten-year exercisable options were granted to each individual:  Trudnak (50,000), Dishaw (200,000), Donovan (600,000), Hill (600,000), and Lancaster (600,000).  The options granted to Messrs. Trudnak and Dishaw vested immediately upon grant.  The options granted to Messrs. Donovan, Hill and Lancaster vest on their two year anniversary of employment.

(3)
Potential realizable values are based on the fair market value per share on the date of the grant and represent the hypothetical gains that could be achieved for the respective options if exercised and sold at the end of the option term for the appreciated price.  The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates of appreciation set by the SEC, and are not intended to forecast possible future appreciation, if any, of Guardian’s Common Stock price.  There can be no assurance that such potential realizable values will not be more or less than indicated in the table above.

AGGREGATED OPTION EXERCISES IN THE 2004 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The number of unexercised options held by each of the Named Executive Officers who held options as of December 31, 2004 and the value of unexercised in-the-money options as of December 31, 2004, are indicated in the table below.

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End (1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael W. Trudnak	-	-	460,000	-	$ 1,940,500	$ -
Robert A. Dishaw	-	-	210,000	-	$ 868,000	$ -
William J. Donovan	-	-	210,000	600,000	$ 871,500	$ 2,490,000
Darrell E. Hill	70,000	$ 227,500	140,000	600,000	$ 581,000	$ 2,490,000
Steven V. Lancaster	40,000	$ 134,000	170,000	600,000	$ 705,000	$ 2,490,000

(1)	Calculated on the basis of the fair market value of $4.65 of the Common Stock on December 31, 2004, minus the per share exercise price.

Equity Compensation Plan Information

The following table gives information about Guardian’s common stock issued upon exercise of options, warrants and rights under all of Guardian’s equity compensation plans as of December 31, 2004. Information is included for equity compensation plans approved by Guardian's stockholders and equity compensation plans not approved by Guardian's stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,470,000(1)	$0.82	25,530,000(2)
Equity compensation plans not approved by security holders	--	--	--
Total	4,470,000	$0.82	25,530,000
(1)	Includes options to purchase shares outstanding under the Guardian 2003 Amended and Restated Stock Incentive Plan.
(2)
Includes shares available, as of December 31, 2004, for future issuance under the Guardian 2003 Amended and Restated Stock Incentive Plan; excludes securities reflected in column (a). Subject to the terms and provisions of the Plan, options may be granted to eligible employees and nonqualified stock options may be granted to directors, employees or consultants of Guardian and its subsidiaries at any time.

Director Compensation

Pursuant to Guardian’s “Policy Regarding Compensation of Independent Directors,” adopted effective December __, 2005 (Policy), Guardian furnishes the following compensation to its independent directors for serving in such capacity. At the beginning of each calendar year, each independent director receives annual compensation in the form of non-qualified options to purchase 5,000 shares of common stock and 2,500 non-qualified options for each board committee of which he or she is a member (which options vest and become exercisable one year after the date of grant), or a pro rata portion of such number if a director is elected after the beginning of the year. Each newly appointed director receives a one-time grant of 10,000 non-qualified stock options, which options vest and become exercisable one year after the date of grant. Each director who was a director on January 1, 2005, also received a one-time grant of 10,000 non-qualified stock options that vest and become exercisable on January 1, 2006. Effective December __, 2005, the vesting of options issued to our current directors was accelerated and such options became immediately exercisable. All of such options have been or are issued pursuant to Guardian’s Amended and Restated 2003 Stock Incentive Plan and are subject to the terms thereof, are exercisable for a period of ten years and are exercisable at a price equal to the fair market value of Guardian’s common stock on the date of grant. In addition, independent directors shall be reimbursed for out of pocket expenses in connection with travel to and attending board and committee meetings. The board, at its discretion, may grant additional awards of options, restricted stock and/or cash compensation to its independent directors as it may determine from time to time. This Policy may be amended, altered or terminated at the election of the board, provided no amendment, alteration or terminations shall have a retroactive effect or impair the rights of an independent director under any option grant theretofore granted.

Directors who are officers of or employed or engaged as consultants by Guardian or any of its subsidiaries are not additionally compensated for their board activities.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

We entered into an employment agreement with Mr. Trudnak, our CEO, which commenced on January 1, 2003.  We amended his agreement effective December 10, 2004. The amended agreement is for a three year term commencing June 26, 2003, and is renewable for one year terms.  The employment agreement provides for annual compensation to Mr. Trudnak of $275,000.  The agreement provides for incentive compensation and/or bonuses as determined by Guardian, participation in Guardian’s stock option plan, and participation in any Guardian employee benefit policies or plans.  The employment agreement may be terminated upon the death or disability of the employee or for cause, in which event Guardian’s obligation to pay compensation shall terminate immediately.  In the event the agreement is terminated by us other than by reason of the death or disability of the employee or for cause, the employee is entitled to payment of his base salary for one year following termination.  The employee may terminate the agreement on 30 days’ prior notice to Guardian. The employee has entered into an employee proprietary information, invention assignment and non-competition agreement, pursuant to which the employee agrees not to disclose confidential information regarding Guardian, agrees that inventions conceived during his employment become the property of Guardian, agrees not to compete with the business of Guardian for a period of one year following termination of employment, and agrees not to  solicit employees or customers of Guardian following termination of employment.

Upon the resignation of Mr. Dishaw and effective as of November 21, 2005, we appointed Mr. Donovan as President and Chief Operating Officer of Guardian. Mr. Donovan will also continue as Chief Financial Officer until a replacement is found for him. Effective as of the date of his new appointment, Mr. Donovan entered into a new employment agreement with Guardian, which agreement supersedes his employment agreement with Guardian, dated effective August 18, 2003. The new employment agreement is for a term of three (3) years unless earlier terminated, and is automatically renewable for one (1) year terms. The employment agreement provides for an annual salary of $265,000. The agreement provides for annual performance bonuses based on goals established by Guardian and agreed to by Mr. Donovan, a monthly automobile allowance of $500, participation in Guardian’s stock option and other award plans (which options or awards shall immediately vest upon a “change in control”), and participation in any Guardian benefit policies or plans adopted by Guardian on the same basis as other employees at Mr. Donovan’s level. The employment agreement may be terminated by Mr. Donovan on 30 days’ prior written notice. The employment agreement may be terminated by Guardian by reason of death, disability or for cause. In the event the agreement is terminated for death or disability of the employee, Guardian’s obligation to pay compensation to the employee shall terminate immediately; provided that if Guardian does not maintain disability insurance for the employee, employee shall be entitled to be paid his base salary for one year following his disability. In the event the employee is terminated other than by reason of his death, disability, for cause, or change in control, the employee is entitled to payment of his base salary for one year following termination. Further if Mr. Donovan terminates his employment be reason of the following material reasons (each a “material reason”): written demand by Guardian to change the principal workplace of the employee to a location outside of a 50-mile radius from the current principal address of Guardian; a material reduction in the number or seniority of personnel reporting to employee or a material reduction in the frequency or in nature of matters with respect to which such personnel are to report to employee, other than as part of a Company wide reduction in staff; an adverse change in employee’s title; a material decrease in employee’s responsibilities; or a material demotion of employee, Mr. Donovan is entitled to be paid the greater of the base salary remaining under the employment agreement or twelve months base salary. Also, in the event of a “change in control” of Guardian and, within 12 months of such change of control, employee’s employment is terminated or one of the events in the immediately preceding sentence occurs, Mr. Donovan is entitled to be paid his base salary for 18 months following such termination or event. A “change in control” would include the occurrence of one of the following events:

•	the approval of the stockholders for a complete liquidation or dissolution of Guardian;

•
the acquisition of 20% or more of the outstanding common stock of Guardian or of voting power by any person, except for purchases directly from Guardian, any acquisition by Guardian, any acquisition by a Guardian employee benefit plan, or a permitted business combination;

•
if two-thirds of the incumbent board members as of the date of the agreement cease to be board members, unless the nomination of any such additional board member was approved by three-quarters of the incumbent board members;

•
upon the consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of Guardian, except if (i) all of the beneficial owners of Guardian’s outstanding common stock or voting securities who were beneficial owners before such transaction own more than 50% of the outstanding common stock or voting power entitled to vote in the election of directors resulting from such transaction in substantially the same proportions, (ii) no person owns more than 20% of the outstanding common stock of Guardian or the combined voting power of voting securities except to the extent it existed before such transaction, and (iii) at least a majority of the members of the board before such transaction were members of the board at the time the employment agreement was executed or the action providing for the transaction.

Also, Mr. Donovan has entered into a proprietary information, invention assignment and non-competition agreement (“non-competition agreement”), pursuant to which he has agreed not to disclose confidential information regarding Guardian, agrees that inventions conceived during his employment become the property of Guardian, agrees not to compete with the business of Guardian for a period of one year following termination or expiration of his employment, and agrees not to  solicit employees or customers of Guardian following termination of his employment. The employment agreement provides for arbitration in the event of any dispute arising out of the agreement or his employment, other than disputes arising under the non-competition agreement.

We have also entered into employment agreements with Mr. Darrell E. Hill, Vice President, Program Management, and Mr. Steve Lancaster, Vice President, Business Development which we amended December 10, 2004.  The amended agreements are essentially the same as the agreements with Mr. Trudnak, except that the agreements provide for base salaries of $125,000 per annum.

Effective as of December 19, 2003, we entered into employment agreements with Walter Ludwig, who was then a director of Guardian, and Victor T. Hamilton in connection with the acquisition of certain assets of Difference Engines Corporation by Guardian.  The employment agreements are essentially similar to the employment agreements with Mr. Trudnak, except that they provide for an annual base salary of $120,000 for Mr. Ludwig and $90,000 for Mr. Hamilton. The agreements also include a change in control provision similar to that contained in Mr. Donovan’s employment agreement, except that Guardian is obligated to pay the annual base salary for twelve (12) months following a change in control termination.  Mr. Ludwig resigned as a director, officer and employee of Guardian on May 18, 2004 and his employment agreement terminated as of such date.

Each of the foregoing agreements provides that the employee shall be entitled to participate in any stock option plan that we subsequently adopt, including the 2003 Stock Incentive Plan. Mr. Trudnak’s original employment agreement provided for the grant of an aggregate of 400,000 shares of our restricted stock. However, effective June 21 2004, Mr. Trudnak agreed to accept in lieu of the issuance of such shares, ten year nonqualified options to purchase an aggregate of 400,000 shares of common stock at an exercise price of $.50 per share. Also, each of Messrs. Hill’s and Lancaster’s original employment agreements provided for the grant of 200,000 shares of our restricted stock. However, effective June 21 2004, each of Messrs. Hill and Lancaster agreed to accept in lieu of the issuance of such shares, ten year nonqualified options to purchase an aggregate of 200,000 shares of common stock at an exercise price of $.50 per share.

Consulting Agreement with Mr. Dishaw and Change-in-Control Arrangement

Effective November 21, 2005, Mr. Robert A Dishaw resigned as President and Chief Operating Officer of Guardian and Guardian and Mr. Dishaw mutually agreed to terminate his employment agreement, dated December 10, 2004. However, Mr. Dishaw will remain a director of Guardian and will continue to provide certain consulting services to Guardian pursuant to the terms of a consulting services agreement, dated effective November 21, 2005.

The consulting services agreement provides that Mr. Dishaw will perform services with regard to the distribution of Guardian’s products through EGC International, Inc., and that he shall be the primary intermediary with EGC. The agreement is for a term of three (3) years unless earlier terminated. The agreement provides for a consulting fee of $180,000 during year one, $130,000 during year two, and $80,000 during year three. Mr. Dishaw will also be entitled to be paid a sales override commission of 3% of gross revenues from sales of Guardian products to EGC or its resellers and 3% of gross revenues from sales of Guardian products to certain approved clients. Mr. Dishaw shall continue to participate in benefit policies and plans of Guardian, and shall be entitled to receive reimbursement of reasonable expenses. The agreement may be terminated by Mr. Dishaw upon thirty (30) days, prior written notice. The agreement may also be terminated by reason of his death, disability, for cause, or by reason of a “change in control” of Guardian. In the event of termination by reason of death or cause, consultant shall not be entitled to any further compensation. In the event of termination by reason of disability, employee is entitled to receive a lump sum of $50,000 within 30 days of termination, subject to Guardian’s right to have the agreement reinstated in the event consultant is able to resume his duties under the agreement. Upon the occurrence of a change in control, consultant shall be entitled to receive a discounted lump sum equal to the remaining compensation due under the agreement. The term “change in control” means:

•	Acquisition by any person or group of securities of Guardian representing 50% or more of Guardian’s common stock and/or combined voting power of its outstanding securities;

•	Substantially all of the assets of Guardian or assets that constitute a substantial or material business segment are sold, exchanged, transferred or otherwise disposed of;

•
Guardian’s shareholders approve a merger, consolidation, share exchange, division or other reorganization or transaction of Guardian with another person, other than a transaction that would result in the voting securities of Guardian outstanding immediately before the transaction continuing to represent at least two-thirds of the combined voting power immediately after such transaction of (i) Guardian’s outstanding securities, (ii) the surviving entity’s securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division, in each case that have the right under ordinary circumstances to elect a majority of such entity’s board of directors or other governing body;

•
During any period of twenty-four months, individuals who at the beginning of such period constituted the board of directors of Guardian cease for any reason to constitute at least a majority of the board of directors of Guardian.

The consulting services agreement provides for mutual releases of all claims, including claims arising out of Mr. Dishaw’s employment by Guardian and for mutual indemnification. The agreement also provides that if certain disputes are not resolved within 30 days by the parties, such disputes may be referred to binding arbitration. Also, Mr. Dishaw has entered into a proprietary information, invention assignment and non-competition agreement, pursuant to which he has agreed not to disclose confidential information regarding Guardian, agrees that inventions conceived during his employment/engagement become the property of Guardian, agrees not to compete with the business of Guardian for a period of one year following termination or expiration of his engagement, and agrees not to  solicit employees or customers of Guardian following termination of his engagement.

Amended and Restated 2003 Stock Incentive Plan

On August 29, 2003, our board of directors adopted our 2003 Stock Incentive Plan and amended and restated the plan on December 2, 2003 (Plan). The Plan was approved by stockholders at the special meeting of our stockholders that was held on February 13, 2004.

The Plan is intended to foster the success of Guardian and its subsidiaries by providing incentives to eligible employees, directors and consultants to promote the long-term financial success of Guardian. The Plan is designed to provide flexibility to Guardian in our ability to motivate, attract, and retain the services of eligible employees, directors and consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. As of November 30, 2005, the market value of the 30,000,000 shares underlying the options issuable under the Plan was $96,000,000.

The Plan is administered by the board of directors of Guardian or a committee designated by the board consisting of two or more directors appointed by the board (Committee), each of whom is a non-employee director and an outside director within the meaning of Section 162(m) of the Code. The Plan is currently administered by the Compensation Committee and awards are made by the Committee. The Committee has all powers necessary or desirable to administer the Plan. The Committee has the power to determine the terms and conditions upon which awards may be made, interpret the Plan, accelerate the exercisability of any award, establish, amend or waive rules or regulations for the Plan’s administration, and make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole judgment and discretion. The Committee has the authority to grant awards to employees, directors and consultants selected by it, which awards are to be evidenced by an agreement. All determinations and decisions made by the Committee shall be final, conclusive and binding.

Under the Plan, Guardian may issue options which will result in the issuance of up to an aggregate of 30,000,000 shares of Guardian common stock, $.001 par value per share. This aggregate number of shares and the number of shares in an award (as well as the option price) may be adjusted if the outstanding shares of Guardian are increased, decreased or exchanged through merger or other stock transaction. The Plan provides for options which qualify as incentive stock options (Incentive Options or ISOs) under Section 422 of the Internal Revenue Code of 1986, as well as the issuance of non-qualified options (Non-Qualified Options) which do not so qualify. The shares issued by Guardian under the Plan may be either treasury shares or authorized but unissued shares as Guardian’s board of directors or the Committee may determine from time to time.

Pursuant to the terms of the Plan, Guardian may grant Non-Qualified Options to directors or consultants of Guardian and its subsidiaries at any time and from time to time as shall be determined by the Committee. The Plan also provides for the issuance of Incentive Options to any officer or other employee of Guardian or its subsidi-aries as selected by the Committee.

Options granted under the Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the Plan. Each option shall expire on the earliest of (a) ten years from the date it is granted, (b) sixty days after the optionee dies or becomes disabled, (c) immediately upon the optionee's termination of employment or service or cessation of board service, whichever is applicable, or (d) such date as the board of directors or Committee shall determine, as set forth in the relevant option agreement; provided, however, that no ISO which is granted to an optionee who, at the time such option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Guardian or any of its subsidiaries, shall be exercisable after the expiration of five years from the date such option is granted.

The price at which shares of common stock covered by the option can be purchased is determined by the Committee. In the case of an Incentive Option, the exercise price shall not be less than the fair market value of Guardian’s common stock on the date the option was granted or in the case of any optionee who, at the time such incentive stock option is granted, owns stock possess-ing more than ten percent of the total combined voting power of all classes of stock of Guardian or a subsidiary, not less than one hundred ten percent of the fair market value of such stock on the date the Incentive Option is granted.

To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the Plan described above, the Incentive Option or Non-Qualified Option will expire as to any then unexercised portion. To exercise an option, the Plan participant must provide written notice of the exercise setting forth the number of shares with respect to which the option being exercised to Guardian and tender an amount equal to the total option exercise price of the underlying shares in accordance with the relevant option agreement. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the option.

Except as specifically provided in an option agreement, options granted under the Plan may not be sold, pledged, transferred or assigned in any way, except by will or by the laws of descent and distribution, and during the lifetime of a participant to whom and Incentive Option is granted, the Incentive Option may be exercised only by the participant.

The Plan may be modified or terminated at any time. Any such amendment or termination will not affect outstanding options without consent of the optionee.

Awards may be made to approximately thirty-eight employees and former employees of Guardian, our four non-employee directors, and to consultants to Guardian. Because awards under the Plan are determined by the Committee, we cannot determine the benefits or amounts of awards that will be received or granted in the future under the Plan. As of the date of this Proxy Statement, 5,274,300 options have been granted under the Plan. The Plan is the only plan pursuant to which options and shares may be granted or issued.

The following is a brief summary of the principal income tax consequences of awards under the Plan. This summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not intended to be exhaustive.

Non-Qualified Options. A participant who receives Non-Qualified Options does not recognize taxable income upon the grant of an option, and Guardian is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to applicable withholding tax requirements. Guardian is generally entitled to tax a deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain (assuming it is a capital asset) and will not result in a deduction by Guardian.

Incentive Options. A participant who receives an Incentive Option does not recognize taxable income upon the grant or exercise of the option, and Guardian is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as an item of adjustment for purposes of determining the alternative minimum tax liability, if any, of the participant in the year of exercise.

A participant will recognize gain or loss upon the disposition of shares acquired from the exercise of ISOs. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a “disqualifying disposition” (i.e., no disposition occurs within two years from the date the option was granted or one year from the date of exercise), the participant will recognize long-term capital gain or capital loss depending on the selling price of the shares. If the option shares are sold or disposed of as part of a disqualifying disposition, the participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the participant as a long-term or short term capital gain, depending on how long the option shares were held. Guardian is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the participant as ordinary income.

Compensation Committee Interlocks and Insider Participation

        From January 1, 2004, through September 14, 2005, the functions of the Compensation Committee were fulfilled by the board of directors. On September 14, 2004, the board of directors formed a Compensation Committee consisting of Messrs. Kennedy, Nash and Repko. Messrs. Kennedy, Nash and Repko are non-employee directors of Guardian. Mr. Trudnak is employed by Guardian and Mr. Dishaw was employed until November 21, 2005 as President and Chief Operating Officer. On November 21, 2005, Mr. Dishaw resigned as President and COO and was engaged as a consultant to Guardian. See “Information About Directors and Executive Officers” and “Compensation of Executive Officers and Directors” as well as “Information About Guardian Stock Ownership,” above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following disclosures are based upon information furnished to us by management of Guardian prior to the date of the Reverse Acquisition:

•	During 2002, Mr. Moorer exercised 2,700 options to purchase common stock at $5.00 per share.

•	At December 31, 2002, Mr. Moorer had outstanding advances from Guardian of approximately $23,500.

•
During the fiscal years ended December 31, 2002 and 2001, Mr. Moorer received a cash salary of $75,000 per year, rather than his $120,000 per year entitlement under his employment agreement. Mr. Moorer was granted shares of common stock totaling 270,000 shares for fiscal 2002 and 83,299 shares for fiscal 2001, such shares having a fair market value on the date of issuance of $45,000 in each instance, representing the difference between Mr. Moorer’s entitlement under his employment agreement and the cash salary actually paid.

•
In May 2003, we made an exchange offer to all of the investors who purchased units in our prior January 2000 private offering described above. Pursuant to the exchange offer, all investors who purchased units were given the right to exchange all of the warrants received as part of those units for shares of our common stock. The exchange offer consisted of one share of common stock for each unit purchased in the private offering conducted in January 2000. Messrs. Houtz and Stevens, two of our former directors, purchased 10,000 units and 2,000 units, respectively, in the offering and those persons accepted the exchange offer.

The following disclosures relate to transactions to which RJL (and Guardian Technologies International, Inc. post Reverse Acquisition) and its directors, executive officers, nominees for election as a director, or any five percent beneficial owner is or was a party.

•	On October 3, 2002, Mr. Dishaw acquired 1,500 shares of common stock of RJL for nominal cash consideration.

•
On March 21, 2003, RJL entered into a consulting agreement, as amended, with ten brokers in connection with services to be provided in connection with locating and negotiating the proposed Reverse Acquisition between RJL, its stockholders and Guardian.  RJL agreed to issue, at closing of the acquisition, an aggregate of 2,000,000 shares of Guardian for such services.  Such shares were issued by Guardian during July 2003.

•	On April 3, 2003, as part of the initial capitalization of Guardian, Mr. Dishaw and Mr. Trudnak acquired 3,326 and 4,279 shares of common stock of RJL, respectively, for nominal cash consideration.

•
On May 19, 2003, RJL entered into a consulting agreement with Mr. Max Tobin pursuant to which Mr. Tobin agreed to provide consulting services in connection with strategic selling related to our business, marketing and market development in the bio-medical industry in North America and Europe, business continuity, finance and accounting.  The consulting agreement was for a term that ended on May 1, 2005, and could be terminated by Guardian in the event a material misrepresentation by Mr. Tobin or the commencement of any action by the SEC against Mr. Tobin or any entity owned or controlled by Mr. Tobin; or by either party on not less than 30 days prior written notice. Mr. Tobin died in November 2004, and the agreement terminated upon his death. As compensation for his services under the agreement, Mr. Tobin was entitled to receive an aggregate of 1,820,000 shares of common stock, 1,430 shares of Series A Convertible Preferred Stock, and 480 shares of Series B Convertible Preferred Stock of Guardian. The shares of Series B Convertible Preferred Stock were issued to Mr. Tobin during August 2003 and the shares of Common Stock and Series B Convertible Preferred Stock were issued on November 19, 2003.  On February 13, 2004, the stockholders of Guardian voted in the affirmative to increase the authorized common stock from 15,000,000 to 200,000,000 shares.  Upon such increase, Mr. Tobin’s shares of Series B Convertible Preferred Stock were converted into 460,000 shares of our common stock.  Mr. Tobin’s shares of Series A Convertible Preferred Stock automatically converted into 1,430,000 shares of common stock effective November 30, 2004.

•
Upon the closing of the Reverse Acquisition and effective June 26, 2003, we issued to Mr. Dishaw 2,945,500 shares of our common stock and 2,212 shares of our Series A Convertible Preferred Stock and we issued to Mr. Trudnak 2,566,000 shares of our common stock and 1,885 shares of our Series A Convertible Preferred Stock, in exchange for all of their stock in RJL.  Also effective as of June 26, 2003, Mr. Trudnak purchased 400,000 shares of our common stock for cash consideration of $200,000 in a private placement conducted by us.

•
On July 30, 2003, Guardian entered into a consulting agreement with Mr. Moorer, the former President and Chief Financial Officer of Guardian to provide consulting services in connection with, among other things, business continuity, finance and accounting, strategic planning, market development, and related services.  The agreement terminated on July 1, 2004.  As compensation for such services, Guardian issued to Mr. Moorer 150,000 shares of common stock.

•
On August 4, 2003, Guardian entered into an employment agreement with Ruth Taylor pursuant to which Mrs. Taylor is employed as an accountant. Mrs. Taylor is the adult daughter of Mr. Robert A. Dishaw, a director and principal stockholder of Guardian. The employment agreement provides for an annual base salary of $60,000 per annum. The agreement is for a term of one year and is automatically renewed for one year terms unless earlier terminated. The agreement provides for an annual performance bonus as determined by Guardian, participation in Guardian’s stock option plan, and participation in Guardian’s benefit policies and plans. The agreement provides for the issuance pursuant to Guardian’s stock option plan of 100,000 non-qualified stock options vesting immediately and exercisable at a price of $.50 per share, and 100,000 non-qualified stock options vesting one year from the anniversary date of employee’s employment and exercisable at a price of $.50 per share. The agreement may be terminated upon the death or disability of employee or for cause. If the employee is terminated by reason of death, disability (except as noted below) or for cause, no further compensation is payable to employee. If employee is terminated other than by reason of death, disability or cause, or if no disability insurance is provided and employee becomes disabled, employee is entitled to be paid her base salary for six months. Employee may terminate her employment agreement on 30 days’ prior written notice. We have also entered into a non-competition, confidentiality, proprietary rights and non-solicitation agreement (proprietary information agreement) with Mrs. Taylor, pursuant to which employee has agreed not to disclose confidential information regarding Guardian, agreed that proprietary rights conceived during her employment are the property of Guardian, and agreed not to solicit Guardian’s customers or attempt to hire our employees for twelve months following termination of her employment. The employment agreement provides for arbitration in the event of any dispute arising out of the employment agreement or employee’s employment, other than disputes under the proprietary information agreement. During 2004, Guardian granted to Mrs. Taylor 10,000 incentive stock options at an exercise price of $3.60, and on October 4, 2005, granted to Mrs. Taylor 15,000 options at an exercise price of $3.00 per share.

•
On October 23, 2003, Guardian entered into an agreement with Difference Engines Corporation, a Maryland corporation, pursuant to which Guardian agreed to purchase certain intellectual property owned by Difference Engines, including certain compression software technology. The transaction closed on December 19, 2003. Mr. Ludwig, who was then a director of Guardian, is also the president, a director and a principal stockholder of Difference Engines. Guardian issued 587,000 shares of its common stock as consideration for the purchase of the intellectual property and cancelled a convertible note that Difference Engines had issued to Guardian in the amount of approximately $25,000 representing advances Guardian made to Difference Engines.  The 587,000 shares of common stock are subject to a two (2) year lock up.  Guardian granted Difference Engines piggy-back registration rights for a period of three (3) years commencing on the date of the expiration of the lock up period with regard to the shares to be issued in the transaction.  Upon expiration of the two (2) year lock up period, in the event that the shares are not eligible for resale under Rule 144 and have not been registered under the Securities Act, the holder of the shares may demand redemption of the shares.  The redemption price is to be calculated on the basis of the average of the closing bid and asked prices of Guardian’s common stock for the 20 consecutive business days ending on the day prior to the date of the exercise of the holder’s right of redemption.  The founders of Difference Engines, including Messrs. Ludwig and Hamilton, provided certain releases to Guardian related to their contribution of the technology to Difference Engines.  The closing of the acquisition of the software was subject to certain conditions, including a requirement that Difference Engines obtain approval of its stockholders for the transaction and that Messrs Ludwig and Hamilton enter into two (2) year and one (1) year employment agreements, respectively, with Guardian at base salaries of $120,000 and $90,000 per annum, respectively. Other material terms of the employment agreements are described under “Compensation of Executive Officers and Directors - Employment Contracts and Termination of Employment and Change-in-Control Arrangements,” above.

•
On November 23, 2004, our stockholders approved an amendment to the Certificate of Designations, Preferences and Rights of our Series A Convertible Preferred Stock pursuant to which each outstanding share of Series A Convertible Preferred Stock automatically converted into 1,000 shares of common stock.  Effective November 30, 2004, and without further action of the board or such stockholders, Mr. Dishaw received, upon conversion of all of the shares of Series A Convertible Preferred Stock owned beneficially and of record by him as of that date, an aggregate of 2,212,000 shares of common stock of Guardian, and Mr. Trudnak received, upon conversion of all of the shares of Series A Convertible Preferred Stock owned beneficially and of record by him as of that date, an aggregate of 1,885,000 shares of common stock of Guardian.

•
Effective November 21, 2005, Mr. Dishaw, a director and a principal stockholder of Guardian, resigned as President and Chief Operating Officer. Effective as of such date, Guardian and Mr. Dishaw mutually agreed to terminate his employment agreement with Guardian and we entered into a three year consulting services agreement with Mr. Dishaw pursuant to which he will perform services with regard to the distribution of Guardian’s products through EGC International, Inc., and shall be the primary intermediary with EGC. The agreement is for a term of three (3) years unless earlier terminated. The agreement provides for a consulting fee of $180,000 during year one, $130,000 during year two, and $80,000 during year three. Mr. Dishaw will also be entitled to be paid a sales override commission of 3% of gross revenues from sales of Guardian products to EGC or its resellers and 3% of gross revenues from sales of Guardian products to certain approved clients. Mr. Dishaw shall continue to participate in benefit policies and plans of the Guardian, and shall be entitled to receive reimbursement of reasonable expenses. The consulting services agreement provides for mutual releases of all claims, including claims arising out of Mr. Dishaw’s employment by Guardian and for mutual indemnification. The agreement also provides that if certain disputes are not resolved within 30 days by the parties, such disputes may be referred to binding arbitration. Also, Mr. Dishaw has entered into a proprietary information, invention assignment and non-competition agreement, pursuant to which the he has agreed not to disclose confidential information regarding Guardian, agrees that inventions conceived during his employment/engagement become the property of Guardian, agrees not to compete with the business of Guardian for a period of one year following termination or expiration of his engagement, and agrees not to  solicit employees or customers of Guardian following termination of his engagement. Other material terms of Mr. Dishaw’s consulting services agreement are described under Compensation of Executive Officers and Directors - Consulting Services Agreement with Mr. Dishaw and Change-in-Control Arrangements,” above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Aronson & Company acted as Guardian’s independent accountants for 2003 and 2004. The board has selected Goodman & Company as the independent accountants of Guardian for the fiscal year ending December 31, 2005. A representative of Aronson & Company is not expected to be present at the Special Meeting. A representative of Goodman & Company is expected to be present at the Special Meeting. He or she will have an opportunity, if he or she so desires, to make a statement and respond to appropriate questions from the stockholders. The board of directors has considered the compatibility of non-audit services provided to us by Goodman & Company in relationship to maintaining the auditor's independence.

Audit Fees

During the fiscal years ended December 31, 2004 and 2003, respectively, the aggregate fees billed by Aronson & Company for professional services rendered for the audit of the Guardian’s annual financial statements and for the reviews of the financial statements included in our Forms 10-QSB were approximately $72,480 and $41,516, respectively.

Audit-Related Fees

"Audit-related" fees include assurance and related services reasonably related to the performance of the audit or review of Guardian's financial statements, such as reports on internal control, review of SEC filings, merger and acquisition due diligence and related services. The aggregate fees billed by Aronson & Company for services related to the performance of their audit and review of financial statements that are not included in "audit fees" above were approximately $14,859 and $14,599 for the fiscal years ended December 31, 2004 and 2003, respectively.

During the fiscal year ended December 31, 2003, we paid audit related fees of $700 to Schumacher & Associates.

Tax Fees

Tax fees include tax-related services, such as tax return review, preparation and compliance, as well as strategic tax planning services, and structuring of acquisitions. The aggregate fees billed by Aronson & Company for these services were approximately $3,224 and $2,436 for the fiscal years ended December 31, 2004 and 2003, respectively.

All Other Fees

During the fiscal years ended December 31, 2004 and 2003, there were no other fees paid to Aronson & Company for other products or services, not listed above.

None of such services were approved pursuant to the de minimis exception provided in Rule 1-01(7)(i)(C) of Regulation S-X.

Change of Accountants

Fiscal Year 2003

Effective July 9, 2003, Guardian dismissed its principal independent accountants, Schumacher & Associates, Inc. Schumacher & Associates, Inc., had been engaged by Guardian as the principal independent accountants to audit the financial statements of Guardian for the fiscal year ended December 31, 2002. Schumacher & Associates, Inc.’s reports on the financial statements of Guardian filed with the Securities and Exchange Commission with regard to the fiscal year ended December 31, 2002, contained no adverse or disclaimer of opinion; however, its report did contain a going concern explanatory paragraph.

The action to dismiss Schumacher & Associates, Inc., as Guardian’s principal independent accountants has been taken primarily as a result of the change of control of Guardian arising from the reverse acquisition of Guardian by RJL Marketing Services Inc. (RJL), on June 26, 2003. As a condition of the acquisition, the previous executive officers and members of the board of directors of Guardian resigned effective as of the closing of the acquisition and were replaced by officers and directors designated by RJL. The new board of directors of Guardian has decided to engage the independent public accountants of RJL to audit the financial statements of Guardian for the fiscal year ended December 31, 2003.

The decision to change accountants was recommended and approved by the board of directors of Guardian.

In connection with the audit of Guardian's financial statements for the fiscal year ended December 31, 2002, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Schumacher & Associates, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher & Associates, Inc., would have caused Schumacher & Associates, Inc., to make reference to the subject matter of the disagreements in its report.

Effective July 10, 2003, Guardian's board of director's approved the engagement of Aronson & Company to serve as Guardian's independent public accountants and to be the principal accountants to conduct the audit of Guardian's financial statements for the fiscal year ending December 31, 2003, replacing the firm of Schumacher & Associates, Inc.

During Guardian's two most recent fiscal years ended December 31, 2002 and 2003, Guardian did not consult with Aronson & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B. However, Aronson & Company were engaged by RJL to audit RJL’s financial statements for the period ended December 31, 2002.

There were no disagreements with our accountants on accounting and financial disclosure in 2003.

Fiscal Year 2005

Effective July 19, 2005, Guardian dismissed its principal registered public accountant, Aronson & Company.  Aronson & Company had been engaged by Guardian as the principal registered accountant to audit the financial statements of Guardian for the fiscal years ended December 31, 2003 and 2004.  Aronson & Company’s reports on the financial statements of Guardian filed with the Securities and Exchange Commission with regard to the fiscal years ended December 31, 2003 and 2004, contained no adverse or disclaimer of opinion; however, each of its reports did contain a going concern explanatory paragraph.

The decision to change accountants was recommended by Guardian’s Audit Committee and approved by the board of directors of Guardian.

In connection with the audit of Guardian’s financial statements for the fiscal years ended December 31, 2003 and 2004, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Aronson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Aronson & Company, would have caused Aronson & Company to make reference to the subject matter of the disagreements in connection with its reports.

Effective July 19, 2005, upon the recommendation of Guardian’s Audit Committee, Guardian's board of directors approved the engagement of Goodman & Company to serve as Guardian's registered public accountants and to be the principal registered public accountants to conduct the audit of Guardian's financial statements for the fiscal year ending December 31, 2005, replacing the firm of Aronson & Company.

          During Guardian's  two most recent  fiscal years ended December 31, 2003 and 2004, Guardian did not consult with  Goodman & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

DISCUSSIONS OF PROPOSALS RECOMMENDED FOR

CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF TWO DIRECTORS FOR A TERM OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

The board of directors seeks the election by stockholders of the following directors: Sean W. Kennedy and Mark A. Zorko, Class II directors. As Class II directors, Mr. Kennedy and Mr. Zorko will be elected to hold office for a term expiring at the third succeeding annual meeting following the Special Meeting. Biographical information concerning Mr. Kennedy and Mr. Zorko can be found under “Information About Directors and Executive Officers.”

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Mr. Kennedy and Mr. Zorko. Although the board of directors of Guardian does not contemplate that either of these individuals will be unable to serve, if such a situation arises prior to the Special Meeting, the person named in the enclosed proxy will vote for the election of any other person the board may choose as a substitute nominee.

Vote Required for Approval

Mr. Kennedy and Mr. Zorko must receive a plurality of the votes cast in order to be elected. The board of directors unanimously recommends a vote FOR the election of Mr. Sean W. Kennedy and Mr. Mark A. Zorko.

PROPOSAL 2

RATIFY THE APPOINTMENT OF GOODMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2005

The board has concluded that the appointment of Goodman & Company as Guardian’s independent registered public accountants is in the best interests of Guardian. A representative of Goodman & Company will be present at the Special Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Vote Required for Approval

Proposal 2 must be approved by the affirmative vote of a majority of the votes cast for ratification of the engagement of our independent registered public accountants, Goodman & Company. The board of directors unanimously recommends a vote FOR the ratification of its selection of Goodman & Company as the independent registered public accountants for Guardian.

PROPOSAL 3

APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE MAXIMUM NUMBER OF DIRECTORS THAT MAY BE ELECTED TO THE BOARD OF DIRECTORS TO NINE DIRECTORS AND TO PROVIDE THAT ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS II DIRECTOR AND ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS III DIRECTOR

The board of directors recommends amending Guardian’s Certificate of Incorporation to increase the maximum number of directors that may be elected to the board of directors to nine directors and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director. Specifically, the board of directors recommends amending Article Ninth of the Certificate of Incorporation by deleting subparagraph (a) thereof in its entirety and substituting the following language:

“(a)
The Board of Directors of the Corporation (“the Board”) shall be divided into three (3) classes and shall consist of either five (5), seven (7), or nine (9) Directors, as determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors then in office. If the Board consists of five (5) Directors, then the first class shall consist of two (2) Directors, the second class shall consist of one (1) Director, and the third class shall consist of two (2) Directors. If the Board consists of seven (7) Directors, then the first class shall consist of three (3) Directors, the second class shall consist of two (2) Directors, and the third class shall consist of two (2) Directors. If the Board consists of nine (9) Directors, then the first class shall consist of three (3) Directors, the second class shall consist of three (3) Directors, and the third class shall consist of three (3) Directors. At the first meeting of stockholders, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. The Directors shall be elected in such manner as may be provided for in the By-laws. No election of Directors need be by written ballot. Subject to the foregoing, at each succeeding annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. No decrease in the number of directors shall shorten the term of any incumbent director.”

Currently, Article Ninth of Guardian’s Certificate of Incorporation provides that the board of directors shall be divided into three classes and shall consist of either five or seven directors as determined from time to time by resolution adopted by the affirmative vote of a majority of the board of directors then in office. If the board consists of five directors, the Certificate of Incorporation provides that the first class shall consist of two directors, the second class shall consist of one director, and the third class shall consist of two directors. If the board consists of seven directors, the Certificate of Incorporation provides that the first class shall consist of three directors, the second class shall consist of two directors, and the third class shall consist of two directors. The directors hold office for staggered three year terms.

Articles of Amendment to Guardian's Certificate of Incorporation including the foregoing amendments to Article Ninth will be filed with the Secretary of State of the State of Delaware if this Proposal 3 is approved. We reserve the right to modify the form of the proposed amendment to the extent that it may be necessary to do so in order to comply with applicable law.

Reasons For and Effect of Increase in Number of Directors

The board of directors has determined that it is advisable and in the best interests of Guardian and its stockholders that Article Ninth of the Certificate of Incorporation be amended to increase the maximum number of directors that may be elected to the board to nine directors and that one of such directors be designated a Class II director and one of such directors be designated a Class III director.

The purpose of the increase in the maximum number of directors to nine is to provide the board of directors with the flexibility to add directors to the board whose skills and experience will benefit Guardian and the conduct of the operations of the board of directors, including retaining certain additional directors who may be “independent” within the meaning of the rules of the American Stock Exchange or the rules and regulations of any stock exchange or over the counter market on which Guardian’s securities may be subsequently traded or quoted.

As is the case under our current Certificate of Incorporation, any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the members of the board of directors then in office, even if less than a quorum, or by a sole remaining director and any director for any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of the other directors of that class. Currently, if the two Class II directors who have been submitted to stockholders for election at the Special Meeting are duly elected by stockholders, the terms of our Class II directors will expire in 2008. The terms of our Class I directors will expire in 2007 and the terms of our Class III directors will expire in 2006. Accordingly, if stockholders approve the proposal to amend the Certificate of Incorporation to increase the maximum number of directors to nine, the existing board of directors could adopt a resolution increasing the board size from seven to nine directors and appoint up to three new directors to the board without further stockholder approval, one each from Classes I, II and III, and for terms expiring in 2007, 2008, and 2006, respectively.

The board of directors has unanimously adopted, and recommends that stockholder approve an amendment to the Certificate of Incorporation increasing the maximum number of directors to nine and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director.

Vote Required for Approval

The affirmative vote of the holders of not less than 80% of the outstanding shares of common stock entitled to vote thereon is required to approve the amendment to the Certificate of Incorporation increasing the maximum number of directors from seven to nine. The board of directors unanimously recommends a vote FOR approval of an amendment to Guardian’s Certificate of Incorporation increasing the maximum number of directors that may be elected to the board of directors to nine directors and to provide that one of such directors be designated a Class II director and one of such directors be designated a Class III director.

PROPOSAL 4

APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING OUR AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM 200,000,000 TO 500,000,000 SHARES

The board of directors recommends increasing Guardian's authorized number of shares of common stock, par value $.001 per share, from 200,000,000 to 500,000,000 shares. Specifically, the board of directors recommends amending Article Fourth of the Certificate of Incorporation by deleting the first full paragraph thereof in its entirety and substituting the following language:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 501,000,000 divided into classes as follows:

500,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”)

1,000,000 shares shall be preferred stock, par value $0.20 per share (“Preferred Stock”).

Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.”

Articles of Amendment to Guardian's Certificate of Incorporation including the foregoing amendments to Article Fourth will be filed with the Secretary of State of the State of Delaware if this Proposal 4 is approved. We reserve the right to modify the form of the proposed amendment to the extent that it may be necessary to do so in order to comply with applicable law.

Reasons For and Effect of Increase in Authorized Number of Shares

Presently, Guardian's Certificate of Incorporation authorizes the issuance of up to 200,000,000 shares of common stock, of which _____________ shares were issued and outstanding at the close of business on the Record Date. The authorized number of shares of preferred stock is and will remain 1,000,000 shares.

We have reserved an aggregate of 30,000,000 shares of our common stock for issuance upon exercise of options under our Amended and Restated 2003 Stock Incentive Plan and an aggregate of ______________ shares of our common stock for issuance upon exercise of outstanding warrants that have been issued in connection with certain financings that Guardian has conducted, to certain consultants and investment banking firms, and in connection with certain settlements.

The purpose of the additional authorized shares of common stock is to benefit Guardian by providing flexibility to the board of directors, without requiring further action or authorization by the stockholders (except as may be required by applicable law), to issue additional shares of common stock from time to time to respond to business needs and opportunities as they arise, or for other proper corporate purposes. These needs, opportunities and purposes may include, among other things, obtaining additional financing through public and private offerings of shares of common stock, warrants or other securities exercisable or convertible into shares of common stock and using shares of common stock in connection with possible acquisitions of businesses and assets, and strategic alliances.

Also, the board of directors, in its discretion, may in the future declare stock splits or stock dividends or, subject to stockholder approval required under applicable law, increase, establish or extend stock option or stock award plans. Guardian may evaluate potential acquisitions from time to time but, as of the date hereof, has no plans to effect any acquisition or strategic alliance. Furthermore, except as set forth below, no stock splits, stock dividends or other actions requiring the availability of additional authorized shares of common stock have been approved by the board of directors as of the date hereof.

On April 28, 2005, we entered into a letter agreement with an investment banking firm to assist Guardian in a private placement of our equity or equity-linked securities. The securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The agreement is for a term of 12 months but may be terminated be either party upon 30 days’ prior written notice. We have agreed to pay the investment banking firm a financing completion fee in cash of 7% of the gross proceeds of any financing, warrants to purchase a number of shares equal to 2% of aggregate number of shares issued to investors in any financing, and reimburse the investment banking firm for certain out-of-pocket expenses. Also, we have granted the investment banking firm with a first right of refusal for one year from the closing of any financing to serve as lead managing underwriter of any public financing or as lead placement agent on any private financing. As of the date of this Proxy Statement, the board of directors has not approved the terms of any financing through such investment bank, although it reserves the right to do so at any time in the future upon terms to be negotiated by management and approved by the board of directors. There can be no assurance that any private placement will commence, be conducted, or that we will raise any financing as a result thereof.

Based upon the number of shares that we may issue under our Amended and Restated 2003 Stock Incentive Plan, under future stock option or award plans, upon exercise of warrants, upon conversion of convertible securities, in connection with acquisitions, and other commitments of Guardian, the board of directors believes it necessary to authorize additional shares of Guardian's common stock for possible future issuance.

To the extent that the board determines to issue additional shares in the future, such issuances could dilute the voting power of existing stockholders, including a person seeking control of Guardian and, thus, deter or render more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction. Presently, we are not aware of any efforts of any persons to accumulate Guardian's common stock or to obtain control of Guardian, and the proposed increase in authorized shares of common stock is not intended to be an anti-takeover device. The board may use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders of Guardian.

The proposed amendment will authorize additional future issuances of up to 300,000,000 additional shares of common stock, thus increasing the total authorized common stock to 500,000,000 shares. The authorized number of shares of preferred stock will remain at 1,000,000 shares. Therefore, as a result of the proposed amendment, Guardian's total authorized capital stock will increase from 201,000,000 to 501,000,000 shares. The proposed amendment will not take effect until we file Articles of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

There can be no assurances, nor can the board of Guardian predict what effect, if any, this proposed amendment will have on the market price of Guardian's common stock.

Anti-Takeover Effects of Certain Provisions of Our Certificate of Incorporation, Bylaws and Delaware Law

Our Certificate of Incorporation, provisions of our bylaws and Delaware law could discourage takeover attempts and prevent stockholders from changing our management.

Our Certificate of Incorporation authorizes the issuance of up to 1,000,000 shares of preferred stock, of which none are issued and outstanding of which 6,000 shares have been designated as Series A Convertible Preferred Stock, 6,000 shares have been designated as Series B Convertible Preferred Stock and 6,000 have been designated as Series C Convertible Preferred Stock, none of which share are currently issued and outstanding. The board of directors, without further action by the stockholders, is authorized to issue the shares of preferred stock in one or more series and to fix and determine as to any series, any and all of the relative rights and preferences of shares in each series, including without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, voting rights, dividend rights and preferences on liquidation. The issuance of additional shares of preferred stock with voting and conversion rights could materially adversely affect the voting power of the holders of common stock and may have the effect of delaying, deferring or preventing a change in control of Guardian.

We are subject to Section 203 of the Delaware General Corporation Law, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an "interested stockholder" is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15% or more of the corporation's voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging takeover attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

We also have a staggered board of directors and vacancies resulting from an increase in the size of our board may be filled by a majority of our directors then in office.

The affirmative vote of two-thirds of our issued and outstanding shares of common stock is required to call a special meeting of our stockholders.

Guardian's board of directors and stockholders have concurrent power to make, alter, amend, change, add to or repeal our bylaws, provided that any such change must be authorized by a majority of our authorized directors or receive the affirmative vote of not less than 80% of our voting stock.

No action required or permitted to be taken at a meeting of our stockholders may be taken by written consent without a meeting.

We have no plans or proposal to adopt any other provision or enter into any arrangements that may have a material anti-takeover consequence.

Vote Required for Approval

The affirmative vote of a majority of the shares of issued and outstanding common stock is required for approval of an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock from 200,000,000 to 500,000,000 shares. The board of directors unanimously recommends a vote FOR increasing the authorized number of shares of common stock from 200,000,000 shares to 500,000,000 shares.

OTHER PROPOSED ACTION

The board of directors does not intend to bring any other matters before the Special Meeting, nor does the board of directors know of any matters that other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

You should be aware that Guardian's By-laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an annual meeting of stockholders unless notice complying with the requirements in the By-laws is provided to the board of directors or Guardian's Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event of less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the annual meeting is mailed or public disclosure made, which ever first occurs.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in Guardian’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to Guardian in a timely manner. In order to be so included for the 2006 Annual Meeting, stockholder proposals must be received by Guardian a reasonable time before we begin the printing and mailing of our proxy material for the 2006 Annual Meeting, and must otherwise comply with the requirements of Rule 14a-8. We will provide notification to stockholders of the date of our 2006 Annual Meeting in a Form 10-Q or as otherwise permitted under Rule 14a-5(e). In addition, Guardian’s By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in Guardian’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of Guardian not less than 60 days or more than 90 days prior to meeting and must contain specified information concerning the matters to be presented at Guardian’s 2006 Annual Meeting. However, in the event that less than 10 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made, whichever is earlier.

All notices of proposals by stockholders, whether or not to be included in Guardian’s proxy materials, should be sent to the attention of the Secretary of Guardian at 516 Herndon Parkway, Herndon, Virginia 20170.

INCORPORATION OF INFORMATION BY REFERENCE

Guardian incorporates herein by reference the following information from its Form 10-KSB for the year ended December 31, 2004:

•	Item 7 - Consolidated Financial Statements (Audited) as of December 31, 2004, for Guardian Technologies International, Inc. and Subsidiaries.
•	Item 6 - Management’s Discussion and Analysis or Plan of Operations.

Guardian incorporates herein by reference the following information from its Form 10-Q for the period ended September 30, 2005:

•	Item 1 - Consolidated Financial Statements (Unaudited) as of September 30, 2005, for Guardian Technologies International, Inc. and Subsidiaries.
•	Item 2 - Management’s Discussion and Analysis of Financial Conditions and Results of Operations.
•	Item 3 - Quantitative and Qualitative Disclosures About Market Risk

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

Michael W. Trudnak, Secretary

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS
OF
GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

SPECIAL MEETING, DATED FEBRUARY __, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael W. Trudnak and William J. Donovan, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders to be held on February __, 2006, at 10.00 a.m. at 516 Herndon Parkway, Suite A, Herndon, Virginia, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.	ELECT TWO DIRECTORS FOR A TERM OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

☐ FOR THE NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY to vote for the nominees listed below

(INSTRUCTION: To withhold authority to vote for a nominee strike a line through the nominee’s name below.)

Class II
SEAN W. KENNEDY
MARK A. ZORKO

2.	RATIFY THE APPOINTMENT OF GOODMAN & COMPANY AS THE INDEPENDENT REGISTEED PUBLIC ACCOUNTANTS FOR 2005.

☐ FOR  ☐ AGAINST   ☐ ABSTAIN

3.
APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE MAXIMUM NUMBER OF DIRECTORS THAT MAY BE ELECTED TO THE BOARD OF DIRECTORS TO NINE DIRECTORS AND TO PROVIDE THAT ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS II DIRECTOR AND ONE OF SUCH DIRECTORS BE DESIGNATED A CLASS III DIRECTOR.

☐ FOR  ☐ AGAINST   ☐ ABSTAIN

4.	APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, FROM 200,000,000 SHARES TO 500,000,000 SHARES.

☐ FOR  ☐ AGAINST   ☐ ABSTAIN

TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURMENT THEREOF.

Dated:  _______________________  ______________________________
Signature

Dated:  _______________________  ______________________________
Signature, if held jointly

NOTE:	When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.